                                                                   EXHIBIT 10.59

                            LOAN ASSUMPTION AGREEMENT

         This Loan Assumption Agreement ("Agreement") is made as of the _____ day of December, 2003 by and among HOOVER ELEVEN CENTER COMPANY, a Michigan limited partnership whose address is 30400 Telegraph Road, Suite 100, Bingham Farms, Michigan 48025-4538 ("Original Borrower"), HOOVER ELEVEN CENTER ACQUISITION LLC, a Michigan limited liability company and HOOVER ELEVEN CENTER INVESTMENT LLC, a Michigan limited liability company (said limited liability companies collectively being referred to as "New Borrower") whose addresses are both 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Ramco"), sole member of New Borrower, whose address is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, and CANADA LIFE INSURANCE COMPANY OF AMERICA, whose address is 330 University Avenue, Toronto, Ontario, Canada M5G 1R8 (the "Lender").

         WHEREAS, the Original Borrower executed and delivered to Lender a Non-Negotiable Promissory Note dated January 31, 1996 (the "Note") in the original principal amount of Eleven Million Five Hundred Thousand and no/100 Dollars ($11,500,000), which evidences a loan from Lender to the Original Borrower in such amount (the "Loan").

         WHEREAS, as security for the Loan, the Original Borrower executed and delivered to Lender a Mortgage dated as of January 31, 1996 and recorded in Liber 6913, Page 894, Macomb County Records, Michigan (the "Mortgage"), which covers certain property located in the City of Warren, County of Macomb, Michigan (the "Mortgaged Premises"), as more particularly described on Exhibit A attached hereto and made a part hereof.

         WHEREAS, as additional security for the Loan, Original Borrower executed and delivered to Lender the following documents: (i) an Assignment of Leases and Rents dated as of January 31, 1996 and recorded in Liber 6913, Page 917, Macomb County Records, (ii) a Security Agreement dated as of January 31, 1996, (iii) an Operation and Maintenance Undertaking dated January 30, 1996, and
(iv) four Subordination, Non-Disturbance and Attornment Agreements of varying dates (such documents being collectively referred herein to as the " Security Documents").

         WHEREAS, on or about the date hereof, undivided interests in the Mortgaged Premises have been conveyed to the New Borrower as follows:

                  Hoover Eleven Center Acquisition LLC        87.516944%
                  Hoover Eleven Center Investment LLC         12.483056%.

         WHEREAS, Lender has consented to such transfers and to the assumption of the Loan by the New Borrower, subject to the satisfaction of certain terms and conditions required by Lender.

         NOW, THEREFORE, in consideration of the foregoing promises and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto covenant and agree as follows:

         1. From and including the date of this Agreement, New Borrower hereby assumes the principal sum, and any accrued and unpaid interest thereon, outstanding under the Note as of the date hereof and agrees to repay to Lender such principal sum and all interest according to the terms and conditions of the Note. The parties agree that the outstanding principal balance of the Note after application of the December 1, 2003 payment is $8,880,865.23. Lender acknowledges receipt of the December 1, 2003 payment and that there are no prior payments on the Note due and outstanding.

         2. New Borrower hereby assumes the obligations, covenants, conditions and warranties in the Note, the Mortgage and the Security Documents accruing from and including the date of this Agreement, and agrees to be bound by and to perform all obligations, covenants, conditions and warranties contained in the Note, the Mortgage and the Security Documents.

         3. The parties hereto agree that the Note, the Mortgage, and Security Documents are in full force and effect and nothing herein contained shall in any way impair, alter, waive, annul, vary or effect any provision, term, condition, or covenant under the Note, the Mortgage or the Security Documents except as provided herein.

         4. New Borrower and Ramco agree to execute and deliver to Lender any and all additional documents and assurances as Lender may reasonably require to evidence the transfer of the Mortgaged Premises to the New Borrower, the assumption of the Loan by the New Borrower, the transfer of the membership interest in the New Borrower to Ramco, and the continued validity and perfection of the Lender's mortgage lien and security interest in the Mortgaged Premises, including, without limitation, (i) duly executed deeds transferring the Mortgaged Premises to the New Borrower, (ii) documentation evidencing the transfer of the sole membership interest in the New Borrower to Ramco, (iii) an endorsement to the Lender's policy of title insurance insuring the lien of the Mortgage after the transfer of the Mortgaged Premises to the New Borrower, (iv) a guaranty agreement executed by Ramco in favor of Lender with respect to real estate taxes and insurance premiums, (v) an indemnity executed by Ramco with respect to certain events occurring on or after the date hereof, and (vi) this Loan Assumption Agreement (collectively, the "Assumption Documents"). Upon the due execution and/or delivery to Lender of the Assumption Documents and execution and delivery by Lender to New Borrower of this Loan Assumption Agreement, payment to Lender of the assumption fee of $88,808.65, and payment of the fees and expenses of Dickinson Wright PLLC, Lender's counsel, excepting any liability for acts or omissions occurring prior to the date hereof and any loss or damage resulting from acts or omissions occurring prior to the date hereof,
(i) the Original Borrower shall be released from any and all liability under the Note, the Mortgage and the Security Documents, (ii) Original Borrower, Joseph D. Brody, Martin M. Miller, E. Ronald Milan, Martin Nessel, and the M. Murray Weintraub Revocable Living Trust dated October 12, 1989, as amended, Barbara Prag Weintraub, Successor Trustee ("Original Indemnitors") shall be released from any and all liability under the Guaranty dated as of January 31, 1996 executed by the Original Indemnitors in favor of Lender, and (iii) the Original Indemnitors shall be released from any and all liability under the Indemnity dated as of January 31, 1996 executed by them in favor of Lender.

         5. New Borrower authorizes Lender to file such financing statements naming New Borrower as debtor as Lender may deem necessary to perfect and continue its lien and security interest in the Loan collateral under the Security Documents.

         6. The liability of each entity comprising New Borrower, if more than one, hereunder and under the Note, Mortgage and Security Documents shall be joint and several.

         7. This Loan Assumption Agreement shall be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

         8. This Loan Assumption Agreement may be executed by the parties hereto on separate counterparts and said counterparts shall be deemed to constitute one binding document.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the date and year first written above.

                                 HOOVER ELEVEN CENTER COMPANY, a Michigan limited partnership

                                 By: ____________________________________
                                 Name: __________________________________
                                 Its:  General Partner

                                 HOOVER ELEVEN CENTER ACQUISITION LLC, a
                                 Michigan limited liability company

                                 By: RAMCO-GERSHENSON PROPERTIES, L.P.,
                                     a Delaware limited partnership

                                     By: RAMCO-GERSHENSON PROPERTIES
                                         TRUST, a Maryland real estate
                                         investment trust, its sole
                                         general partner

                                     By: ________________________________
                                     Name: ______________________________
                                     Its: _______________________________

                                 HOOVER ELEVEN CENTER INVESTMENT LLC, a
                                 Michigan limited liability company

                                 By: RAMCO-GERSHENSON PROPERTIES, L.P.,
                                     a Delaware limited partnership

                                     By: RAMCO-GERSHENSON PROPERTIES
                                         TRUST, a Maryland real estate
                                         investment trust, its sole
                                         general partner

                                       By: _____________________________
                                       Name: ___________________________
                                       Its: ____________________________

                                        RAMCO-GERSHENSON PROPERTIES, L.P., a
                                        Delaware limited partnership

                                        By: RAMCO-GERSHENSON PROPERTIES
                                            TRUST, a Maryland real estate
                                            investment trust, its sole general
                                            partner

                                            By: ________________________________
                                            Name: ______________________________
                                            Its: _______________________________

                                        CANADA LIFE INSURANCE COMPANY OF
                                        AMERICA

                                        By: ____________________________________
                                        Name: __________________________________
                                        Its: ___________________________________

                                        And:____________________________________
                                        Name: __________________________________
                                        Its: ___________________________________

                                 ACKNOWLEDGMENTS

STATE OF MICHIGAN          )
                           ) SS.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____ day of ____________, 2003, by _________________________________, the general partner of
Hoover Eleven Center Company, a Michigan limited partnership, on behalf of the limited partnership.

                                        ________________________________________
                                        Name:
                                        Notary Public

                                        ___________________ County, ____________
                                        My Commission Expires:__________________

STATE OF MICHIGAN          )
                           ) SS.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _________________________________, _____________________
on behalf of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, general partner on behalf of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, the sole member of Hoover Eleven Center Acquisition LLC, a Michigan limited liability company, on behalf of the company.

                                        ________________________________________
                                        Name:
                                        Notary Public

                                        ___________________ County, ____________
                                        My Commission Expires:__________________

STATE OF MICHIGAN          )
                           ) SS.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _________________________________, _____________________
on behalf of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, general partner on behalf of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, the sole member of Hoover Eleven Center Investment LLC, a Michigan limited liability company, on behalf of the company.

                                        ________________________________________
                                        Name:
                                        Notary Public

                                        ___________________ County, ____________
                                        My Commission Expires:__________________

STATE OF MICHIGAN          )
                           ) SS.
COUNTY OF _____________    )

         The foregoing instrument was acknowledged before me this _____ day of _____________, 200_, by _________________________________, _____________________
on behalf of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, general partner on behalf of Ramco-Gershenson Properties, L.P., a Delaware limited partnership.

                                        ________________________________________
                                        Name:
                                        Notary Public

                                        ___________________ County, ____________
                                        My Commission Expires:__________________

STATE OF COLORADO        )
                         ) SS:
COUNTY OF _______________)

         The foregoing instrument was acknowledged before me this _____ day of _____________, 2003, by _______________________ and
____________________________, as ___________________ and ____________________,
respectively, of Canada Life Insurance Company of America, a corporation organized and existing under the laws of _____________, on behalf of the corporation.

                                        ________________________________________
                                        Name:
                                        Notary Public,__________County, Colorado

                                        My commission expires:

Drafted by and when recorded return to:

Bethany E. Hawkins, Esq.
Dickinson Wright PLLC
38525 Woodward, Ste. 2000
Bloomfield Hills, MI 48304

                                    EXHIBIT A

Situated in the City of Warren, Macomb County, Michigan, described as:

Part of the northeast 1/4 of Section 22, Town 1 North, Range 12 east, City of Warren, Macomb County, Michigan, described as: Commencing at the east 1/4 corner of said section; thence north 02 degrees 32 minutes 30 seconds east, along east line of said section 429.00 feet; thence north 87 degrees 25 minutes 57 seconds west (north 87 degrees 27 minutes 30 seconds west recorded), 60.00 feet to the west line of Hoover Road (120 feet wide) also being the point of beginning; thence north 87 degrees 25 minutes 57 seconds west, 544.07 feet; thence north 02 degrees 30 minutes 30 seconds east, 882.95 feet; thence north 87 degrees 29 minutes 30 seconds west 24.47 feet; thence north 02 degrees 34 minutes 35 seconds east 164.62 feet along the west line of the existing wall and the extension thereof to the corner of said wall; thence north 87 degrees 22 minutes 50 seconds west 35.73 feet along said wall and the extension thereof; thence north 02 degrees 30 minutes 30 seconds east 329.57 feet; thence south 87 degrees 57 minutes 30 seconds east 434.89 feet (434.90 record); thence south 02 degrees 32 minutes 30 seconds west 170.00 feet; thence south 87 degrees 57 minutes 30 seconds east 170.00 feet to the west line of said Hoover road; thence south 02 degrees 32 minutes 30 seconds west along the west line of said Hoover Road 1014.69 feet (1015.10 feet record); thence north 87 degrees 25 minutes 57 seconds west 100.00 feet; thence south 02 degrees 32 minutes 30 seconds west
66.00 feet; thence south 87 degrees 25 minutes 57 seconds east 100.00 feet to the west line of said Hoover Road; thence south 02 degrees 32 minutes 30 seconds west along the west line of said Hoover Road 132.00 feet to the point of beginning. Together with and subject to certain cross easements as recorded in liber 4405, page 732, Macomb County Records.

Parcel Identification No. (part of) 13-22-226-034